Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2015 Results
SAN JOSE, Calif.-July 27, 2015-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the second quarter of 2015.
Net revenue for the second quarter of 2015 was $103.1 million, compared with $104.0 million for the first quarter of 2015 and $109.6 million for the second quarter of 2014.
Bookings for the second quarter of 2015 were $99.3 million, compared with $97.3 million for the first quarter of 2015 and $113.4 million for the second quarter of 2014.
Total backlog and deferred revenue was $120.6 million as of July 3, 2015, compared to $122.2 million as of April 3, 2015.
GAAP net loss for the second quarter of 2015 was $(1.0) million, or $(0.01) per diluted share, compared with a GAAP net loss for the first quarter of 2015 of $(2.7) million, or $(0.03) per diluted share, and a GAAP net loss of $(37.1) million, or $(0.39) per diluted share, for the second quarter of 2014.
Non-GAAP net income for the second quarter of 2015 was $4.2 million, or $0.05 per diluted share, compared with a non-GAAP net income for the first quarter of 2015 of $4.5 million, or $0.05 per diluted share, and a non-GAAP net income of $1.8 million, or $0.02 per diluted share, for the second quarter of 2014. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
GAAP gross margin was 52.7% and GAAP operating margin was (0.3)% for the second quarter of 2015, compared with 52.9% and 0.01%, respectively, for the first quarter of 2015, and 45.5% and (7.9)%, respectively, for the same period in 2014.
Non-GAAP gross margin was 53.2% and non-GAAP operating margin was 5.1% for the second quarter of 2015, compared with 53.9% and 5.9%, respectively, for the first quarter of 2015, and 50.1% and 2.2%, respectively, for the same period in 2014. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $105.1 million at the end of the second quarter of 2015, up $3.2 million from $101.9 million at the end of the prior quarter. In the second quarter of 2015, the Company generated approximately $11.6 million of cash from operations, and used approximately $7.0 million to repurchase approximately one million shares of common stock under its share repurchase program.

“Year-over-year earnings growth and margin expansion was driven by our Video business, as demand for our new VOS platform accelerated,” said Patrick Harshman, President and CEO of Harmonic. “Cable edge segment revenue softened off of a record Q1 as cable industry demand slowed. Consequently, our near-term outlook on cable industry spending is cautious, although we remain confident in mid-to-longer-term cable demand trends and in our CCAP growth strategy. Looking ahead at our Video business, which addresses a wider array of customer verticals, we are encouraged by the competitive momentum of our new VOS offering and associated growth opportunities. We remain resolved to delivering earnings growth and enhanced shareholder value.”

Business Outlook

For the third quarter of 2015, Harmonic anticipates:
•Net revenue in the range of $92 million to $102 million
•GAAP gross margins in the range of 53% to 54%
•GAAP operating expenses in the range of $54 million to $55 million
•Non-GAAP gross margins in the range of 53% to 54%
•Non-GAAP operating expenses in the range of $49 million to $50 million

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, July 27, 2015. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.847.619.6547 or +1.888.895.5271 (passcode 40109041). A replay of the conference call will be available after 4:30 p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode 40109041#).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. Harmonic enables customers to produce, deliver, and monetize amazing video experiences, with unequalled business agility and operational efficiency, by providing market-leading innovation, high-quality service, and compelling total-cost-of-ownership. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the second quarter ended July 3, 2015 and our expectations concerning quarter-on-quarter growth; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the third quarter of 2015. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CCAP and VOS™ product initiatives, dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q for the quarterly period ended April 3, 2015 and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: gross profit, operating expenses, income (loss) from operations and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are restructuring and related charges, impairment of long-term investment and non-cash items, such as stock-based compensation expense, amortization of intangibles, and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Carolyn V. Aver	Blair King
Chief Financial Officer	Director, Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	July 3, 2015	December 31, 2014
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$76,049	$73,032
Short-term investments	29,034	31,847
Accounts receivable, net	76,079	74,144
Inventories	31,241	32,747
Deferred income taxes, short-term	3,375	3,375
Prepaid expenses and other current assets	30,118	17,539
Total current assets	245,896	232,684

Property and equipment, net	27,087	27,221
Goodwill, intangibles and other assets	216,235	220,613
Total assets	$489,218	$480,518

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,286	$15,318
Income taxes payable	112	893
Deferred revenue	46,922	38,601
Accrued liabilities	29,985	35,118
Total current liabilities	98,305	89,930

Income taxes payable, long-term	4,923	4,969
Deferred tax liabilities, long-term	3,095	3,095
Other non-current liabilities	11,679	10,711
Total liabilities	118,002	108,705

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 88,485 and 87,700 shares issued and outstanding at July 3, 2015 and December 31, 2014, respectively	88	88
Additional paid-in capital	2,264,312	2,261,952
Accumulated deficit	(1,891,898)	(1,888,247)
Accumulated other comprehensive loss	(1,286)	(1,980)
Total stockholders' equity	371,216	371,813
Total liabilities and stockholders' equity	$489,218	$480,518

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended		Six months ended
	July 3, 2015	June 27, 2014	July 3, 2015	June 27, 2014
	(in thousands, except per share amounts)
Net revenue	$103,103	$109,589	$207,119	$217,621
Cost of revenue	48,718	59,772	97,706	115,492
Gross profit	54,385	49,817	109,413	102,129
Operating expenses:
Research and development	21,816	23,485	44,145	47,373
Selling, general and administrative	31,281	32,979	62,477	66,526
Amortization of intangibles	1,446	1,718	2,892	3,668
Restructuring and related charges	185	284	229	433
Total operating expenses	54,728	58,466	109,743	118,000
Loss from operations	(343)	(8,649)	(330)	(15,871)
Interest and other income (expense), net	76	(60)	(375)	29
Loss on impairment of long-term investment	—	—	(2,505)	—
Loss before income taxes	(267)	(8,709)	(3,210)	(15,842)
Provision for income taxes	727	28,353	441	26,630
Net loss	$(994)	$(37,062)	$(3,651)	$(42,472)
Net loss per share:
Basic and diluted	$(0.01)	$(0.39)	$(0.04)	$(0.44)
Shares used in per share calculation:
Basic and diluted	88,426	93,966	88,541	95,899

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six months ended
	July 3, 2015	June 27, 2014
	(In thousands)
Cash flows from operating activities:
Net loss	$(3,651)	$(42,472)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangibles	3,439	12,866
Depreciation	6,930	8,486
Stock-based compensation	8,018	8,368
Loss on impairment of long-term investment	2,505	—
Deferred income taxes	—	27,407
Provision for excess and obsolete inventories	843	1,377
Allowance for doubtful accounts, returns and discounts	(179)	600
Excess tax benefits from stock-based compensation	(22)	(304)
Other non-cash adjustments, net	252	847
Changes in assets and liabilities:
Accounts receivable	(1,756)	(5,485)
Inventories	663	5,379
Prepaid expenses and other assets	(12,893)	(2,424)
Accounts payable	6,415	2,324
Deferred revenue	9,833	10,873
Income taxes payable	(815)	562
Accrued and other liabilities	(5,994)	(1,625)
Net cash provided by operating activities	13,588	26,779
Cash flows from investing activities:
Purchases of investments	(12,986)	(26,599)
Proceeds from sales and maturities of investments	15,744	30,846
Purchases of property and equipment	(7,505)	(6,479)
Purchases of long-term investments	(85)	—
Net cash used in investing activities	(4,832)	(2,232)
Cash flows from financing activities:
Payments for repurchase of common stock	(12,171)	(54,751)
Net proceeds from (repurchases of) common stock issued to employees	6,491	(1,272)
Excess tax benefits from stock-based compensation	22	304
Net cash used in financing activities	(5,658)	(55,719)
Effect of exchange rate changes on cash and cash equivalents	(81)	16
Net increase (decrease) in cash and cash equivalents	3,017	(31,156)
Cash and cash equivalents at beginning of period	73,032	90,329
Cash and cash equivalents at end of period	$76,049	$59,173

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended				Six months ended
	July 3, 2015		June 27, 2014*		July 3, 2015		June 27, 2014*
	(In thousands, except percentages)
Product
Video Products(1)	$56,096	54%	$57,196	52%	$104,810	50%	$121,214	55%
Cable Edge	21,351	21%	29,332	27%	53,110	26%	53,574	25%
Services and Support	25,656	25%	23,061	21%	49,199	24%	42,833	20%
Total	$103,103	100%	$109,589	100%	$207,119	100%	$217,621	100%

Geography
Americas(2)	$60,342	58%	$60,066	55%	$120,860	58%	$124,952	57%
EMEA	27,360	27%	31,519	29%	52,033	25%	55,706	26%
APAC	15,401	15%	18,004	16%	34,226	17%	36,963	17%
Total	$103,103	100%	$109,589	100%	$207,119	100%	$217,621	100%

Market
Service Provider(3)	$64,041	62%	$75,048	68%	$132,015	64%	$146,558	67%
Broadcast and Media	39,062	38%	34,541	32%	75,104	36%	71,063	33%
Total	$103,103	100%	$109,589	100%	$207,119	100%	$217,621	100%

(1) Video Products now include Video Processing and Production and Playout.
(2) Americas now include U.S., Canada and Latin America.
(3) Service Provider now includes Cable and Satellite and Telco.
* NOTE : The prior period information has been reclassified to conform to the current period presentation.

Harmonic Inc.
Segment Revenue and Operating Income (Loss)
(Unaudited)

	Three months ended		Six months ended
	July 3, 2015	June 27, 2014	July 3, 2015	June 27, 2014
	(In thousands)
Net revenue:
Video	$78,207	$77,311	$147,489	$158,463
Cable Edge	24,896	32,278	59,630	59,158
Total consolidated net revenue	$103,103	$109,589	$207,119	$217,621

Operating income (loss):
Video	$4,901	$382	$4,811	$2,817
Cable Edge	357	2,014	6,545	3,058
Total segment operating income	5,258	2,396	11,356	5,875
Unallocated corporate expenses*	(185)	(284)	(229)	(512)
Stock-based compensation	(3,884)	(4,561)	(8,018)	(8,368)
Amortization of intangibles	(1,532)	(6,200)	(3,439)	(12,866)
Income (loss) from operations	(343)	(8,649)	(330)	(15,871)
Non-operating income (expense)	76	(60)	(2,880)	29
Loss before income taxes	$(267)	$(8,709)	$(3,210)	$(15,842)

*Unallocated corporate expenses include certain corporate-level operating expenses and charges such as restructuring and related charges.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended
	July 3, 2015
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP	$54,385	$54,728	$(343)	$(994)
Stock-based compensation in cost of revenue	422	—	422	422
Stock-based compensation in research and development	—	(1,027)	1,027	1,027
Stock-based compensation in selling, general and administrative	—	(2,435)	2,435	2,435
Amortization of intangibles	86	(1,446)	1,532	1,532
Restructuring and related charges	—	(185)	185	185
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(393)
Non-GAAP	$54,893	$49,635	$5,258	$4,214
As a % of revenue (GAAP)	52.7%	53.1%	(0.3)%	(1.0)%
As a % of revenue (Non-GAAP)	53.2%	48.1%	5.1%	4.1%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.01)
Diluted net income per share-Non-GAAP				$0.05
Shares used to compute diluted net income (loss) per share:
GAAP				88,426
Non-GAAP				89,444

	Three months ended
	April 3, 2015
	Gross Profit	Total Operating Expense	Income from Operations	Net Income (Loss)
GAAP	$55,028	$55,015	$13	$(2,657)
Stock-based compensation in cost of revenue	528	—	528	528
Stock-based compensation in research and development	—	(1,148)	1,148	1,148
Stock-based compensation in selling, general and administrative	—	(2,458)	2,458	2,458
Amortization of intangibles	461	(1,446)	1,907	1,907
Restructuring and related charges	—	(44)	44	44
Loss on impairment of long-term investment	—	—	—	2,505
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(1,472)
Non-GAAP	$56,017	$49,919	$6,098	$4,461
As a % of revenue (GAAP)	52.9%	52.9%	0.01%	(2.6)%
As a % of revenue (Non-GAAP)	53.9%	48.0%	5.9%	4.3%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.03)
Diluted net income per share-Non-GAAP				$0.05
Shares used to compute diluted net income (loss) per share:
GAAP				88,655
Non-GAAP				90,100

	Three months ended
	June 27, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP	$49,817	$58,466	$(8,649)	$(37,062)
Stock-based compensation in cost of revenue	623	—	623	623
Stock-based compensation in research and development	—	(1,269)	1,269	1,269
Stock-based compensation in selling, general and administrative	—	(2,669)	2,669	2,669
Amortization of intangibles	4,482	(1,718)	6,200	6,200
Restructuring and related charges	—	(284)	284	284
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	27,863
Non-GAAP	$54,922	$52,526	$2,396	$1,846
As a % of revenue (GAAP)	45.5%	53.4%	(7.9)%	(33.8)%
As a % of revenue (Non-GAAP)	50.1%	47.9%	2.2%	1.7%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP				$(0.39)
Diluted net income per share-Non-GAAP				$0.02
Shares used to compute diluted net income (loss) per share:
GAAP				93,966
Non-GAAP				95,294